SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                October 14, 2005

                       Speaking Roses International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Utah                         0-22515                 20-0612376
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)
                          545 West 500 South, Suite 170
                              Bountiful, Utah 84010

                    (Address of principal executive offices)

                                 (801) 677-7673

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

     On October 14, 2005, the Registrant entered into an agreement with Sharp People, LLC, which is wholly-owned by Chad Harris, son of the Registrant's Chairman of the Board. The agreement calls for Sharp People, LLC to be paid a commission for introducing qualified individuals and entities that purchase area development rights from the Registrant. The commission is equal to ten percent of any area development fee received by Registrant pursuant to an area development agreement with a qualified individual or entity introduced to Registrant by Sharp People, LLC, and five percent of the monthly royalties paid by franchisees to Registrant within the areas subject to such area development agreements.

     Under a similar, prior agreement with Sharp People, LLC, Registrant paid to Sharp People, LLC $94,600 in 2004 and $31,000 in the nine months ended September 30, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2005

Speaking Roses International, Inc.

By:  /s/ John W. Winterholler
     ---------------------------------------
         John W. Winterholler,
         Chief Executive Officer



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